UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2023

APX Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Westview Avenue

Nashville, TN 37205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 465-5882

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APXIU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Working Capital Promissory Note

On September 8, 2023, APX Acquisition Corp. I (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $500,000 to Templar LLC (“Templar”). The Note does not bear interest and the principal balance will be payable on the date on which the Company consummates its initial business combination (the “Maturity Date”). In the event the Company consummates its initial business combination, the Sponsor has the option on the Maturity Date to convert up to $1,500,000 of the principal outstanding under the Note into that number of warrants (“Working Capital Warrants”) equal to the portion of the principal amount of the Note being converted divided by $1.00, rounded up to the nearest whole number. The terms of the Working Capital Warrants, if any, would be identical to the terms of the private placement warrants issued by the Company at the time of its initial public offering (the “IPO”), as described in the prospectus for the IPO dated December 6, 2021 and filed with the U.S. Securities and Exchange Commission, including the transfer restrictions applicable thereto. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Amended and Restated Promissory Note

On February 9, 2024, the Company and Templar amended and restated the Note (the “Amended and Restated Note”), to increase the maximum principal amount from $500,000 to $2,000,000 and to provide that, in addition to funding working capital needs, amounts under the Amended and Restated Note may be used the purposes of making one or more payments to Continental Stock Transfer & Trust Company, a New York limited liability trust company, as Extension Payments (as defined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 29, 2023, as amended).

Other than as set forth above, the terms of the Amended and Restated Note are identical to those of the Note.

The issuance of the Amended and Restated Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Amended and Restated Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Amended and Restated Note.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1*	Working Capital Promissory Note, dated September 8, 2023

10.2*	Amended and Restated Promissory Note, dated February 9, 2024

104	Cover Page Interactive Data File

*

The schedules (or similar attachments) to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX ACQUISITION CORP. I

Dated: February 9, 2024	By:	/s/ Kyle Bransfield
	Name:	Kyle Bransfield
	Title:	Chief Executive Officer